SCHEDULE 14A

                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the registrant /X/
Filed by a party other than the registrant / /
Check the appropriate box:
/ / Preliminary proxy statement
/x/ Definitive proxy statement
/ / Definitive additional materials
/ / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                            Global Utility Fund, Inc.
       -----------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                                 Not Applicable
       -----------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
          /x/  No fee required.
          / / Fee computed on table below per Exchange Act Rules 14a-(i)(4) and 0-11

          / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

                            GLOBAL UTILITY FUND, INC.
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077

                                                                October 8, 1999

Dear Shareholder:

      Enclosed is a proxy statement asking you to vote for (1) the nominees for the Board of Directors of Global Utility Fund, Inc. (the "Fund"), (2) the independent accountants for the Fund, and (3) changes to certain of the Fund's investment restrictions.

      A shareholder meeting is being held on November 8, 1999 to consider these nominees, the independent accountants, the proposed changes to the Fund's investment restrictions and to transact any other business that may properly come before the meeting. This proxy statement contains detailed information about each of the nominees, information on the independent accountants, and an explanation of the proposed changes to the Fund's investment restrictions and we recommend that you read it carefully.

      Thank you for your attention to this matter and for your continuing investment in the Fund.


                                    Very truly yours,


                                    JOHN R. STRANGFELD, JR.
                                    President




--------------------------------------------------------------------------------
 A PROXY card is enclosed along with the proxy statement. Please vote your shares today by signing and returning the enclosed proxy card in the postage prepaid envelope provided. The Board of the Fund recommends that you vote "FOR" each of the nominees for Board Member, "FOR" ratification of the selection of the independent accountants and "FOR" all proposed changes to the fundamental investment restrictions of the Fund.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

      Enclosed you will find one proxy card relating to the Fund. Please indicate your voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided. IF YOU SIGN, DATE AND RETURN A PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE NOMINEES FOR DIRECTOR NAMED IN THE ATTACHED PROXY STATEMENT, "FOR" RATIFICATION OF THE SELECTION OF THE INDEPENDENT ACCOUNTANTS INDICATED ON THE CARD AND "FOR" ALL PROPOSED CHANGES TO THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUND. In order to avoid the additional expense to the Fund of further solicitation, we ask your cooperation in mailing in your proxy card promptly. Unless your proxy card is signed by the appropriate persons as indicated in the instructions below, it will not be voted.
--------------------------------------------------------------------------------
                      INSTRUCTIONS FOR SIGNING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

            1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

            2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

            3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                      REGISTRATION                        VALID SIGNATURE
                      ------------                        ---------------

      Corporate Accounts
         (1)  XYZ Corp............................     XYZ Corp.
                                                       Jane L. Doe, Treasurer
         (2)  XYZ Corp............................     Jane L. Doe, Treasurer
         (3)  XYZ Corp. c/o Jane Doe, Treasurer...     Jane L. Doe
         (4)  XYZ Corp. Profit Sharing Plan.......     Jane L. Doe, Treasurer

      Partnership Accounts
         (1)  The ABC Partnership.................     Robert Fogg, Partner
         (2)  Fogg and Hale, Limited Partnership..     Robert Fogg, General
                                                       Partner

      Trust Accounts
         (1)  ABC Trust Account...................     William X. Smith, Trustee
         (2)  Ron F. Anderson, Trustee u/t/d
              12/28/78............................     Ron F. Anderson

      Custodial or Estate Accounts
         (1)  Katherine T. John, Cust.
              F/b/o Albert T. John, Jr.
              UGMA/UTMA...........................     Katherine T. John
        (2)  Estate of Katherine T. John..........     Albert T. John, Executor

                            GLOBAL UTILITY FUND, INC.
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077

                         ------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         ------------------------------

To Our Shareholders:

      Notice is hereby given that a Special Meeting of Shareholders of Global Utility Fund, Inc. (the "Fund") will be held at 10:00 a.m. Eastern time on November 8, 1999, at Prudential Plaza, 751 Broad Street, 24th Floor, Newark, New Jersey 07102, for the following purposes:

            1.  To elect nine Directors.

            2.  To  ratify  the   selection   by  the  Board  of   Directors  of
      PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending September 30, 2000.

            3.  To   approve   changes   to   certain   fundamental   investment
      restrictions.

            4. To consider and act upon any other business as may properly come before the Meeting and any adjournments thereof.

      Only holders of shares of common stock of the Fund of record at the close of business on October 1, 1999 are entitled to notice of and to vote at the Meeting and any adjournments thereof.

                                    DAVID F. CONNOR
                                    Secretary

Dated: October 8, 1999



--------------------------------------------------------------------------------
WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED, STAMPED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.
--------------------------------------------------------------------------------

                            GLOBAL UTILITY FUND, INC.
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077
                                 (800) 225-1852

                         ------------------------------

                                 PROXY STATEMENT

      This proxy statement is furnished by the Board of Directors of Global Utility Fund, Inc. (the "Fund") in connection with its solicitation of proxies for use at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held at 10:00 a.m. Eastern time on November 8, 1999, at Prudential Plaza, 751 Broad Street, 24th Floor, Newark, New Jersey 07102. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Special Meeting of Shareholders.

      The close of business on October 1, 1999, has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. As of October 1, 1999, the Fund had 15,563,910 shares of common stock outstanding and entitled to vote. Each share will be entitled to one vote for each proposal at the Meeting. It is expected that the Notice of Special Meeting of Shareholders, Proxy Statement and form of Proxy will first be mailed to shareholders on or about October 13, 1999.

      The Fund's most recent Annual Report and Semi-Annual Report have previously been sent to shareholders and may be obtained without charge by calling (800) 225-1852 (toll free) or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

      If the accompanying form of Proxy is properly executed and returned, shares represented by it will be voted at the Meeting, or any adjournments thereof, in accordance with the instructions on the Proxy. However, if no instructions are specified, shares will be voted for the election of the nominees for Director, for ratification of the selection of the independent accountants, and for the changes to the fundamental investment restrictions. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund, by execution of a subsequent Proxy or by attendance at the Meeting. If sufficient votes to approve one or more of the proposed items are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by Proxy. When voting on a proposed adjournment, the persons named as proxies will vote for the proposed adjournment all shares that they are entitled to vote with respect to the item, unless directed to disapprove the item, in which case such shares will be voted against the proposed adjournment. A shareholder vote may be taken on one or more items in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. In the event that the Meeting is adjourned, the same procedures will apply at a later Meeting date.

      If a Proxy that is properly executed and returned is accompanied by instructions to withhold authority to vote (an abstention) or represents a broker "non-vote" (that is, a Proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter for which the broker or nominee does not have discretionary power), the shares represented thereby, with respect to matters to be determined by a majority or a plurality of the votes cast on such matters, will be considered present for purposes of determining the existence of a quorum for the transaction of business but, not being cast, will have no effect on the outcome of such matters. Accordingly, abstentions and broker non-votes will have no effect on Proposals No. 1 and 2, for which the required vote is a plurality or a majority number of the votes cast, but effectively will be a vote against Proposal No. 3, which requires approval of a majority of the outstanding voting securities under the Investment Company Act of 1940, as amended ("1940 Act").

      Information about persons who owned beneficially more than 5% of the Fund's outstanding shares as of the record date is set forth below:

                                5% Shareholders


Name and Address of                                                   Percent of
Shareholder               Class of Shares       Number of Shares        Class
-----------               ---------------       ----------------        -----
Nelag Partners            Class C                   3,833               5.95
37791 Halper Lake Drive
Rancho Mirage, CA  92270


To the knowledge of management, the executive officers and Directors of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund as of October 1, 1999.

      The expense of solicitation will be borne by the Fund and will include reimbursement of brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners. The solicitation of Proxies will be largely by mail. Supplementary solicitations may include, without cost to the Fund, telephonic, telegraphic or oral communication by regular employees of Prudential Investment Management Services LLC ("PIMS"), the Fund's distributor. In addition, Shareholder Communications Corporation, a proxy solicitation firm, may be retained at a cost of approximately $5,000 to solicit shareholders on behalf of the Fund.

      Prudential Investments Fund Management LLC ("PIFM" or the "Manager"), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the Fund's Manager under a management agreement dated as of February 4, 1991. Investment advisory services are provided to the Fund by Wellington Management Company, LLP (the "Subadviser"), 75 State Street, Boston, Massachusetts 02109, with which PIFM has entered into a subadvisory agreement, also dated February 4, 1991. As noted above, PIMS, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the distributor of the Fund's shares. The Fund's transfer agent is Prudential Mutual Fund Services LLC ("PMFS"), Raritan Plaza One, Edison, New Jersey 08837. As of July 31, 1999, PIFM served as the manager to forty-six open-end investment companies, and as manager or administrator to twenty-two closed-end investment companies, with aggregate assets of more than $70 billion. The Fund's Board of Directors oversees the actions of the Fund's Manager and Subadviser and decides upon matters of general policy.

                              ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

      The Board of Directors has acted to expand its membership and has nominated the nine individuals identified below for election to the Fund's Board of Directors at the Meeting. Under Proposal No. 1, shareholders of the Fund are being asked to vote for those nominees. Pertinent information about each nominee is set forth in the listing below. Each nominee has indicated a willingness to serve if elected. The Fund does not intend to hold annual meetings of shareholders unless the election of Directors is required under the 1940 Act. Accordingly, if elected each nominee will serve for a term of unlimited duration until his term expires in accordance with the Fund's retirement policy or until the next meeting of shareholders at which Directors are elected, whichever is earlier. The Fund's amended retirement policy calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.

      The increase in the size of the Board and the nomination of these nominees to serve as the Board Members for the Fund reflects an overall plan to coordinate and enhance the efficiency of the governance of the Fund. The Fund's Board believes that the Fund will benefit from the diversity and experience of the nominees that would comprise the expanded Board. These nominees have had distinguished careers in business, finance, government and other areas and will bring a wide range of expertise to the Board. Six of the nine nominees have no affiliation with PIFM or The Prudential Insurance Company of America ("Prudential") and would be independent Board Members. Independent Board Members are charged with special responsibilities, among other things, to approve advisory, distribution and similar agreements between the Fund and management. They also constitute the members of the Board's Audit and Nominating Committees. In the course of their duties, Board Members must review and understand large amounts of financial and technical material and must be willing to devote substantial amounts of time to their duties. Due to the demands of service on the Boards, independent nominees may need to reject other attractive opportunities. Each of the independent nominees already serves as an independent Board Member for other funds within the Prudential Mutual Fund Complex and understands the operations of the complex. The three nominees for Director who are affiliated with the Fund's Manager or Prudential currently serve on the Board of most of the other funds in the Prudential Mutual Fund Complex. It is proposed that they join the Fund's Board to provide continuity and consistency.

      Effective October 1, 1999, the fee paid to each independent Director of the funds in the cluster of the Prudential Mutual Funds of which the Fund is a part is $55,000 per year. The Fund's proportionate annual share of this aggregate fee is approximately $6,000. Board Members affiliated with PIFM or Prudential will continue to receive no compensation from the Fund (or any other fund in the Prudential Mutual Fund Complex). Board Members will continue to be reimbursed for any expenses incurred in attending meetings and for other incidental expenses. Effective October 1, 1999, independent Board Members serving as chair of the Audit Committee and Nominating Committee within the Fund's cluster receive an additional $2,000 per year per Committee (for which the Fund's proportionate share is about $200). Mr. Dorsey has been elected Chair of the Fund's Audit Committee and Nominating Committee for the forthcoming year. Mr. Mooney, the cluster's representative on the Executive Committee, which serves as liaison between the Prudential Mutual Funds and Fund management, receives an additional $8,000 per year from the funds within the Fund's cluster (the Fund's proportionate share is about $800). The annual Board fees per fund and per cluster in the Prudential Mutual Fund Complex may be reviewed periodically and changed by each fund's Board. The other funds in the Fund's cluster are First Financial Fund, Inc., The High Yield Plus Fund, Inc., Prudential Diversified Funds, Target Funds and The Target Portfolio Trust.

      The following table sets forth information relating to the compensation paid to Board Members and Board nominees during the past fiscal year:

                               COMPENSATION TABLE

                                                          Total Compensation
                                       Aggregate             paid to Board
                                      Compensation         Members From Fund
Board Members and Nominees(1)          From Fund          and Fund Complex(2)
--------------------------------------------------------------------------------

Dorsey, Eugene C.*                      $5,000            $ 70,000(17/46)+
Gunia, Robert F.                        $    0            $      0
LaBlanc, Robert E.                      $    0            $ 45,000(14/17)+
McCorkindale, Douglas H.*               $5,000            $ 70,000(23/40)+
Mooney, Thomas T.*                      $5,000            $115,000(35/70)+
Odenath, Jr., David R.                  $    0            $      0
Stoneburn, Stephen                      $    0            $ 45,000(14/17)+
Strangfeld, Jr., John R.                $    0            $      0
Whitehead, Clay T.                      $    0            $ 45,000(18/24)+


---------------------------
* Total compensation from all funds in the Fund Complex for the calendar year ended December 31, 1998 includes amounts deferred at the election of Directors under the funds' deferred compensation plan. Including accrued interest, total compensation amounted to approximately $85,445 for Mr. Dorsey, $71,145 for Mr. McCorkindale and $119,740 for Mr. Mooney. During the calendar year ended December 31, 1998, Messrs. Dorsey and McCorkindale elected to defer all compensation from the Fund. Including accrued interest, aggregate compensation with respect to the Fund amounted to $5,526 and $5,696 for Messrs. Dorsey and McCorkindale, respectively.
+ Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.
(1) Board members who are "interested," as defined in the 1940 Act, did not receive compensation from the Fund or Fund Complex.
(2) No fund within the Fund Complex has a bonus, pension, profit sharing or retirement plan.


      Board Members may elect to receive their Director's fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Board Member's fee in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an exemptive order of the Securities and Exchange Commission ("SEC"), at the daily rate of return of the Fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Board Member. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

      It is the intention of the persons named in the accompanying form of proxy to vote for the election of Eugene C. Dorsey, Robert F. Gunia, Robert E. LaBlanc, Douglas H. McCorkindale, Thomas T. Mooney, David Odenath, Stephen Stoneburn, John R. Strangfeld, Jr. and Clay T. Whitehead. Messrs. Dorsey,
McCorkindale, Mooney and Strangfeld are currently Directors. The nominees for independent Directors were selected by the Nominating Committee in August 1999 and the full Board approved all nominees for Board membership on the same date. Each of the nominees has consented to be named in this proxy statement and to serve as a Director if elected. Only Messrs. Dorsey, McCorkindale and Mooney have previously been elected by shareholders (in October 1996). Mr. Strangfeld was appointed by the Board of Directors in May 1999. Messrs. Gunia, LaBlanc,

Odenath, Stoneburn and Whitehead were each nominated to serve as a Director in August 1999.

      The following table sets forth certain information concerning each of the nominees and each Director of the Fund standing for reelection.


                 INFORMATION REGARDING DIRECTORS AND NOMINEES

                                                                    Shares of
                                                                  Common Stock
     Name, age, business experience during the        Position       Owned at
      past five years and other directorships        With Fund   October 1, 1999
      ---------------------------------------        ---------   ---------------

EUGENE C. DORSEY (72),  Retired  President,  Chief    Director      --------
Executive Officer and Trustee,  Gannett Foundation
(now Freedom Forum) (1981-1989); former publisher,
four  Gannett  newspapers  and Vice  President  of
Gannett  Co.  Inc.  (1978-1981);   past  Chairman,
Independent  Sector,  Washington,  D.C.  (national
coalition    of    philanthropic    organizations)
(1989-1992);   former  Chairman  of  the  American
Council for the Arts;  former  Director,  Advisory
Board  of  Chase   Manhattan  Bank  of  Rochester;
Director of The High Yield Plus Fund,  Inc., First
Financial Fund, Inc., Prudential  Diversified Bond
Fund,  Inc.,  Prudential  Government  Income Fund,
Inc., Prudential High Yield Fund, Inc., Prudential
High Yield Total  Return  Fund,  Inc.,  Prudential
National   Municipals   Fund,   Inc.,   Prudential
Structured  Maturity  Fund,  Inc.;  Trustee,   The
Target Portfolio Trust,  Target Funds,  Prudential
Municipal Bond Fund, Prudential Diversified Funds,
Prudential Government Securities Trust, Prudential
Municipal  Series Fund and  Prudential  California
Municipal Fund.

                                                                    Shares of
                                                                  Common Stock
     Name, age, business experience during the        Position       Owned at
      past five years and other directorships        With Fund   October 1, 1999
      ---------------------------------------        ---------   ---------------

*ROBERT F. GUNIA (52), Chief Administrative Officer   Nominee for   --------
(since March 1999) of Prudential Investments;  Vice   Director
President of  Prudential  (since  September  1997);
Executive  Vice  President  and  Treasurer  of PIFM
(since   December   1996);   formerly  Senior  Vice
President  of  Prudential  Securities  Incorporated
(from  March  1997  to May  1999);  formerly  Chief
Administrative  Officer (July 1990-September 1996),
Director   (January    1989-September   1996)   and
Executive  Vice  President,   Treasurer  and  Chief
Financial  Officer  (June  1987-September  1996) of
Prudential  Mutual  Fund  Management,   Inc.;  Vice
President and Director (since May 1989) of The Asia
Pacific  Fund,  Inc.;  Director  of The High  Yield
Income Fund, Inc., Prudential Distressed Securities
Fund, Inc., Prudential Diversified Bond Fund, Inc.,
Prudential  Emerging Growth Fund, Inc.,  Prudential
Equity Fund, Inc.,  Prudential  Europe Growth Fund,
Inc.,   Prudential   Global  Genesis  Fund,   Inc.,
Prudential  Global  Limited  Maturity  Fund,  Inc.,
Prudential   Global  Total   Return   Fund,   Inc.,
Prudential Government Income Fund, Inc., Prudential
High Yield Fund, Inc.,  Prudential High Yield Total
Return   Fund,   Inc.,   Prudential   Institutional
Liquidity Portfolio,  Inc., Prudential Intermediate
Global Income Fund, Inc., Prudential  International
Bond Fund, Inc., Prudential MoneyMart Assets, Inc.,
Prudential    National   Municipals   Fund,   Inc.,
Prudential Natural Resources Fund, Inc., Prudential
Pacific Growth Fund, Inc., Prudential Sector Funds,
Inc.,  Prudential  Small-Cap  Quantum  Fund,  Inc.,
Prudential   Small   Company   Value  Fund,   Inc.,
Prudential   Special   Money  Market  Fund,   Inc.,
Prudential    Structured   Maturity   Fund,   Inc.,
Prudential  Tax-Free Money Fund,  Inc.,  Prudential
World  Fund,  Inc.  and The  Prudential  Investment
Portfolios,  Inc.;  Trustee  of  Cash  Accumulation
Trust, Command Government Fund, Command Money Fund,
Command  Tax-Free Fund,  Prudential  Balanced Fund,
Prudential  California  Municipal Fund,  Prudential
Developing  Markets Fund,  Prudential Equity Income
Fund,   Prudential   Government  Securities  Trust,
Prudential  Index Series Fund,  Prudential  Mid-Cap
Value  Fund,   Prudential   Municipal   Bond  Fund,
Prudential  Municipal Series Fund,  Prudential Real
Estate  Securities  Fund,  Prudential   Tax-Managed
Equity Fund, Prudential 20/20 Focus Fund and Target
Funds.

------------------------------
* Indicates "interested" Director, as defined by the 1940 Act, by reason of his affiliation with Prudential or PIFM.

                                                                    Shares of
                                                                  Common Stock
     Name, age, business experience during the        Position       Owned at
      past five years and other directorships        With Fund   October 1, 1999
      ---------------------------------------        ---------   ---------------

ROBERT  E.  LABLANC  (65),  President  of Robert E.   Nominee for   --------
LaBlanc Associates, Inc. (telecommunications) since   Director
1981; formerly General Partner at Salomon Brothers;
formerly  Vice  Chairman  of  Continental  Telecom;
Director  of  Salient  3  Communications,   Storage
Technology    Corporation,    Titan    Corporation,
TIE/communications,   Inc.,  The  Tribune  Company,
Chartered   Semiconductor   Manufacturing,    Ltd.,
Prudential  Europe  Growth Fund,  Inc.,  Prudential
Global Genesis Fund, Inc., Prudential Institutional
Liquidity  Portfolio,  Inc.,  Prudential  MoneyMart
Assets,  Inc.,  Prudential  Natural Resources Fund,
Inc.,   Prudential   Pacific  Growth  Fund,   Inc.,
Prudential   Special   Money  Market  Fund,   Inc.,
Prudential Tax-Free Money Fund, Inc. and Prudential
World  Fund,  Inc.;  Trustee  of Cash  Accumulation
Trust, Command Government Fund, Command Money Fund,
Command   Tax-Free  Fund,   Prudential   Developing
Markets Fund, Target Funds and Manhattan College.


DOUGLAS H. MCCORKINDALE  (60), Vice Chairman (since   Director      --------
March 1984) and President (since September 1997) of
Gannett   Co.,   Inc.;   Director  of   Continental
Airlines,   Inc.,   Gannett  Co.,  Inc.,   Frontier
Corporation,  The High Yield Plus Fund, Inc., First
Financial  Fund,   Inc.,   Prudential   Distressed
Securities Fund, Inc.,  Prudential Emerging Growth
Fund,   Inc.,   Prudential   Equity  Fund,   Inc.,
Prudential  Global Limited  Maturity  Fund,  Inc.,
Prudential  Intermediate Global Income Fund, Inc.,
Prudential  International  Bond  Fund,  Inc.,  The
Prudential Investment Portfolios, Inc., Prudential
Sector Funds, Inc.,  Prudential  Small-Cap Quantum
Fund,  Inc.,  Prudential Small Company Value Fund,
Inc.,  Prudential  Global Total Return Fund, Inc.;
Trustee of Prudential 20/20 Focus Fund, Prudential
Balanced  Fund,   Prudential   Diversified  Funds,
Prudential  Equity Income Fund,  Prudential  Index
Series  Fund,   Prudential   Mid-Cap  Value  Fund,
Prudential Real Estate Securities Fund, Prudential
Tax-Managed  Equity  Fund,  Target  Funds  and The
Target Portfolio Trust.

                                                                    Shares of
                                                                  Common Stock
     Name, age, business experience during the        Position       Owned at
      past five years and other directorships        With Fund   October 1, 1999
      ---------------------------------------        ---------   ---------------

THOMAS T. MOONEY  (58),  President  of the Greater    Director    1,236 Class A
Rochester  Metro Chamber of Commerce (since 1976);                   Shares
former   Rochester  City  Manager  (during  1973);
Trustee of Center for Governmental Research, Inc.;
Director  of Blue  Cross of  Rochester,  Executive
Service  Corps of  Rochester,  Monroe County Water
Authority,  Monroe County  Industrial  Development
Corporation,    Northeast    Midwest    Institute,
Rochester  Jobs,   Inc.,   Prudential   Distressed
Securities Fund, Inc., Prudential Diversified Bond
Fund, Inc., Prudential Emerging Growth Fund, Inc.,
Prudential  Equity Fund, Inc.,  Prudential  Global
Limited Maturity Fund, Inc., Prudential Government
Income  Fund,  Inc.,  Prudential  High Yield Fund,
Inc.,  Prudential  High Yield Total  Return  Fund,
Inc., Prudential  Intermediate Global Income Fund,
Inc.,  Prudential  International  Bond Fund, Inc.,
The  Prudential   Investment   Portfolios,   Inc.,
Prudential   National   Municipals   Fund,   Inc.,
Prudential   Sector   Funds,   Inc.,    Prudential
Small-Cap  Quantum Fund,  Inc.,  Prudential  Small
Company Value Fund,  Inc.,  Prudential  Structured
Maturity  Fund,  Inc.,   Prudential  Global  Total
Return  Fund,  Inc.,  The High Yield  Income Fund,
Inc.;  President,  Director and Treasurer of First
Financial Fund, Inc. and The High Yield Plus Fund,
Inc.;  Trustee of  Prudential  20/20  Focus  Fund,
Prudential  Balanced Fund,  Prudential  California
Municipal  Fund,  Prudential   Diversified  Funds,
Prudential   Equity   Income   Fund,    Prudential
Government  Securities  Trust,   Prudential  Index
Series  Fund,   Prudential   Mid-Cap  Value  Fund,
Prudential   Municipal   Bond   Fund,   Prudential
Municipal  Series  Fund,  Prudential  Real  Estate
Securities  Fund,  Prudential  Tax-Managed  Equity
Fund, Target Funds and The Target Portfolio Trust.

                                                                    Shares of
                                                                  Common Stock
     Name, age, business experience during the        Position       Owned at
      past five years and other directorships        With Fund   October 1, 1999
      ---------------------------------------        ---------   ---------------

*DAVID R.  ODENATH,  Jr.  (42),  Officer in Charge,   Nominee for    --------
President,  Chief  Operating  Officer  (since  June   Director
1999),  PIFM;  Senior  Vice  President  (since June
1999), The Prudential Insurance Company of America;
Senior  Vice  President   (August  1993-May  1999),
PaineWebber Group, Inc.; Director of The High Yield
Income Fund, Inc., Prudential Distressed Securities
Fund, Inc., Prudential Diversified Bond Fund, Inc.,
Prudential  Emerging Growth Fund, Inc.,  Prudential
Equity Fund, Inc.,  Prudential  Europe Growth Fund,
Inc.,   Prudential   Global  Genesis  Fund,   Inc.,
Prudential  Global  Limited  Maturity  Fund,  Inc.,
Prudential   Global  Total   Return   Fund,   Inc.,
Prudential Government Income Fund, Inc., Prudential
High Yield Fund, Inc.,  Prudential High Yield Total
Return   Fund,   Inc.,   Prudential   Institutional
Liquidity Portfolio,  Inc., Prudential Intermediate
Global Income Fund, Inc., Prudential  International
Bond Fund, Inc., Prudential MoneyMart Assets, Inc.,
Prudential    National   Municipals   Fund,   Inc.,
Prudential Natural Resources Fund, Inc., Prudential
Pacific Growth Fund, Inc., Prudential Sector Funds,
Inc.,  Prudential  Small-Cap  Quantum  Fund,  Inc.,
Prudential   Small   Company   Value  Fund,   Inc.,
Prudential   Special   Money  Market  Fund,   Inc.,
Prudential    Structured   Maturity   Fund,   Inc.,
Prudential  Tax-Free Money Fund,  Inc.,  Prudential
World  Fund,  Inc.  and The  Prudential  Investment
Portfolios,  Inc.;  Trustee  of  Cash  Accumulation
Trust, Command Government Fund, Command Money Fund,
Command  Tax-Free Fund,  Prudential  Balanced Fund,
Prudential  California  Municipal Fund,  Prudential
Developing  Markets Fund,  Prudential Equity Income
Fund,   Prudential   Government  Securities  Trust,
Prudential  Index Series Fund,  Prudential  Mid-Cap
Value  Fund,   Prudential   Municipal   Bond  Fund,
Prudential  Municipal Series Fund,  Prudential Real
Estate  Securities  Fund,  Prudential   Tax-Managed
Equity Fund, Prudential 20/20 Focus Fund and Target
Funds.


------------------------------
* Indicates "interested" Director, as defined by the 1940 Act, by reason of his affiliation with Prudential or PIFM.

                                                                    Shares of
                                                                  Common Stock
     Name, age, business experience during the        Position       Owned at
      past five years and other directorships        With Fund   October 1, 1999
      ---------------------------------------        ---------   ---------------

STEPHEN   STONEBURN   (56),   President  and  Chief   Nominee for   --------
Executive    Officer,    Quadrant    Media    Corp.   Director
(publishing) (since June 1996); formerly President,
Argus Integrated Media, Inc. (June 1995-June 1996);
formerly   Senior  Vice   President   and  Managing
Director,    Cowles    Business    Media   (January
1993-1995);  prior  thereto,  Senior Vice President
(January  1991-1992) and Publishing  Vice President
(May 1989 - December  1990) of Gralla  Publications
(a division of United Newspapers,  U.K.);  formerly
Senior Vice  President of  Fairchild  Publications,
Inc.;  Director of  Prudential  Europe Growth Fund,
Inc.,   Prudential   Global  Genesis  Fund,   Inc.,
Prudential Institutional Liquidity Portfolio, Inc.,
Prudential  MoneyMart  Assets,   Inc.,   Prudential
Natural  Resources Fund, Inc.,  Prudential  Pacific
Growth Fund, Inc.,  Prudential Special Money Market
Fund,  Inc.,  Prudential  Tax-Free Money Fund, Inc.
and Prudential  World Fund,  Inc.;  Trustee of Cash
Accumulation   Trust,   Command   Government  Fund,
Command   Money  Fund,   Command   Tax-Free   Fund,
Prudential   Developing  Markets  Fund  and  Target
Funds.

                                                                    Shares of
                                                                  Common Stock
     Name, age, business experience during the        Position       Owned at
      past five years and other directorships        With Fund   October 1, 1999
      ---------------------------------------        ---------   ---------------

*JOHN R.  STRANGFELD,  JR.  (45),  Chief  Executive   President     --------
Officer,  Chairman,  President  and Director of The   and Director
Prudential  Investment  Corporation  (since January
1990),   Executive  Vice  President  of  Prudential
Global Asset Management Group of Prudential  (since
February 1998) and Chairman of Pricoa Capital Group
(since  August  1989);   formerly  Chief  Executive
Officer of the Private  Asset  Management  Group of
Prudential   (November   1994  -  December   1998);
President  and  Director of  Prudential  Distressed
Securities Fund, Inc., Prudential  Diversified Bond
Fund, Inc.,  Prudential Emerging Growth Fund, Inc.,
Prudential  Equity Fund,  Inc.,  Prudential  Europe
Growth Fund, Inc.,  Prudential Global Genesis Fund,
Inc.,  Prudential  Global  Limited  Maturity  Fund,
Inc.,  Prudential  Global Total Return Fund,  Inc.,
Prudential Government Income Fund, Inc., Prudential
High Yield Fund, Inc.,  Prudential High Yield Total
Return   Fund,   Inc.,   Prudential   Institutional
Liquidity Portfolio,  Inc., Prudential Intermediate
Global Income Fund, Inc., Prudential  International
Bond Fund, Inc., Prudential MoneyMart Assets, Inc.,
Prudential    National   Municipals   Fund,   Inc.,
Prudential Natural Resources Fund, Inc., Prudential
Pacific Growth Fund, Inc., Prudential Sector Funds,
Inc.,  Prudential  Small-Cap  Quantum  Fund,  Inc.,
Prudential   Small   Company   Value  Fund,   Inc.,
Prudential   Special   Money  Market  Fund,   Inc.,
Prudential    Structured   Maturity   Fund,   Inc.,
Prudential  Tax-Free Money Fund,  Inc.,  Prudential
World Fund,  Inc., The High Yield Income Fund, Inc.
and The  Prudential  Investment  Portfolios,  Inc.;
President and Trustee of Cash  Accumulation  Trust,
Command   Government  Fund,   Command  Money  Fund,
Command  Tax-Free Fund,  Prudential  Balanced Fund,
Prudential  California  Municipal Fund,  Prudential
Developing  Markets  Fund,  Prudential  Diversified
Funds,  Prudential  Equity Income Fund,  Prudential
Government   Securities  Trust,   Prudential  Index
Series  Fund,   Prudential   Mid-Cap   Value  Fund,
Prudential   Municipal   Bond   Fund,    Prudential
Municipal  Series  Fund,   Prudential  Real  Estate
Securities  Fund,  Prudential   Tax-Managed  Equity
Fund, Prudential 20/20 Focus Fund, Target Funds and
The Target Portfolio Trust.

------------------------------
* Indicates "interested" Trustee, as defined by the 1940 Act, by reason of his affiliation with Prudential or PIFM.

                                                                    Shares of
                                                                  Common Stock
     Name, age, business experience during the        Position       Owned at
      past five years and other directorships        With Fund   October 1, 1999
      ---------------------------------------        ---------   ---------------

CLAY  T.  WHITEHEAD  (60),  President  of  National   Nominee for   --------
Exchange  Inc.  (new  business   development  firm)   Director
(since May 1983); Director of Prudential Distressed
Securities Fund, Inc.,  Prudential  Emerging Growth
Fund,   Inc.,   Prudential   Equity   Fund,   Inc.,
Prudential  Europe  Growth Fund,  Inc.,  Prudential
Global  Genesis  Fund,  Inc.,   Prudential   Global
Limited  Maturity  Fund,  Inc.,  Prudential  Global
Total Return Fund, Inc.,  Prudential  Institutional
Liquidity Portfolio,  Inc., Prudential Intermediate
Global Income Fund, Inc., Prudential  International
Bond Fund, Inc., Prudential MoneyMart Assets, Inc.,
Prudential Natural Resources Fund, Inc., Prudential
Pacific Growth Fund, Inc., Prudential Sector Funds,
Inc.,  Prudential  Small-Cap  Quantum  Fund,  Inc.,
Prudential   Small   Company   Value  Fund,   Inc.,
Prudential   Special   Money  Market  Fund,   Inc.,
Prudential  Tax-Free Money Fund,  Inc.,  Prudential
World  Fund,  Inc.  and The  Prudential  Investment
Portfolios,  Inc.;  Trustee  of  Cash  Accumulation
Trust, Command Government Fund, Command Money Fund,
Command  Tax-Free Fund,  Prudential  Balanced Fund,
Prudential   Developing  Markets  Fund,  Prudential
Equity Income Fund,  Prudential  Index Series Fund,
Prudential  Mid-Cap  Value  Fund,  Prudential  Real
Estate  Securities  Fund,  Prudential   Tax-Managed
Equity Fund, Prudential 20/20 Focus Fund and Target
Funds.

      The Fund has a Nominating Committee and an Audit Committee, the members of both of which are the independent Board Members. The Audit Committee makes recommendations to the Board with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. The Nominating Committee makes recommendations to the Board with respect to candidates for election as Board Members. The Nominating Committee does not consider nominees recommended by shareholders to fill vacancies on the Board.

      There were four meetings of the Fund's Board of Directors held during the fiscal year ended September 30, 1999. The members of the Audit and Nominating Committees are Messrs. Dorsey, McCorkindale and Mooney. The Audit Committee met two times during the fiscal year ended September 30, 1999. The Nominating Committee met two times during the fiscal year ended September 30, 1999. No
Director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors, the Audit Committee and the Nominating Committee held during the 1999 fiscal year.

      The executive officers of the Fund are listed in Appendix A. They are elected annually by the Board of Directors.

REQUIRED VOTE

      The nominees receiving the affirmative vote of a plurality of the votes cast will be elected Directors, provided a quorum is present. One-third of the Fund's outstanding shares constitutes a quorum for the transaction of business.

      THE  BOARD  OF  DIRECTORS,   INCLUDING  ITS  INDEPENDENT   BOARD  MEMBERS,
RECOMMENDS THAT  SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES UNDER PROPOSAL NO.
1.


             RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS
                                (PROPOSAL NO. 2)

      The Board of Directors, including Directors who are not interested persons of the Fund, has selected PricewaterhouseCoopers LLP as independent accountants of the Fund for the fiscal year ending September 30, 2000. The ratification of the selection of independent public accountants is to be voted upon at the Meeting and it is intended that the persons named as proxies in the accompanying Proxy will vote for PricewaterhouseCoopers LLP. No representative of PricewaterhouseCoopers LLP is expected to be present at the Meeting but a representative will be available to answer any questions or make any statements should any matter arise requiring their presence. PricewaterhouseCoopers LLP has informed the Fund that they have no material direct or indirect financial interest in the Fund.

      The policy of the Board of Directors regarding engaging independent accountants' services is that management may engage the Fund's principal independent public accountants to perform any service(s) normally provided by independent accounting firms provided that such service(s) meet(s) any and all of the independence requirements of the American Institute of Certified Public Accountants and the SEC. In accordance with this policy, the Audit Committee reviews and approves all services provided by the independent public accountants prior to their being rendered. The Board of Directors of the Fund receives a report from its Audit Committee relating to all services after they have been performed by the Fund's independent accountants.

REQUIRED VOTE

      Approval of Proposal No. 2 requires a vote of a majority of the votes cast with respect to Proposal No. 2 at the Meeting, provided a quorum is present.

      THE  BOARD  OF  DIRECTORS,   INCLUDING  ITS  INDEPENDENT   BOARD  MEMBERS,
RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THIS PROPOSAL NO. 2.

             APPROVAL OF CHANGES TO CERTAIN FUNDAMENTAL INVESTMENT
                            RESTRICTIONS OF THE FUND
                                (PROPOSAL NO. 3)

      Changes are proposed to the fundamental investment restrictions ("fundamental restrictions") of the Fund. Pursuant to the 1940 Act, the Fund has adopted certain fundamental restrictions, which may be changed only with shareholder approval. Investment policies and other restrictions that the Fund has not specifically designated as being fundamental are considered to be "non-fundamental" and may be changed by the Fund's Board of Directors without shareholder approval. Thus, fundamental restrictions that become non-fundamental can thereafter be amended by the Board without a vote of shareholders.

      Several of the current fundamental restrictions of the Fund reflect regulatory, business or industry conditions, practices or requirements that are no longer in effect. These restrictions have been in effect, in most cases, since the Fund was organized in 1989. Accordingly, the Board now has approved revisions to the Fund's fundamental restrictions in order to simplify, modernize and make more uniform those restrictions that are required to be fundamental.

      The Board believes that by reducing to a minimum those restrictions that can be changed only by shareholder vote, the Fund will be able to avoid the costs and delays associated with a shareholder meeting if the Board decides to make future changes to its investment policies. Although the proposed changes in fundamental restrictions will allow the Fund greater investment flexibility to respond to future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with an investment in the Fund or the manner in which the Fund is managed. Most importantly, the Fund's investment objective to provide total return, without undue risk, by investing primarily in income-producing securities of domestic and foreign companies in the utility industries, will be unchanged.

      PROPOSED CHANGES. The following is the text of the proposed restrictions, marked to show changes to the current restrictions, and a summary description of the proposed changes to the Fund's fundamental restrictions, together with the text of those non-fundamental restrictions that would be adopted in connection with the elimination of certain of the Fund's current fundamental restrictions. The text below also describes those fundamental restrictions that are being eliminated for which no corresponding non-fundamental restrictions are being proposed. Proposed deletions are stricken; proposed new text is bold and underlined. Shareholders should note that certain of the fundamental restrictions that are treated separately below currently are combined within a single existing fundamental restriction.

A. MODIFICATION OF FUNDAMENTAL RESTRICTION ON PORTFOLIO DIVERSIFICATION

PROPOSED CHANGE: Upon approval of Proposal 3A, the existing fundamental restriction on portfolio diversification would be modified as follows:

"The Fund is a "diversified company" as defined in the 1940 Act. The Fund may not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions")."


DISCUSSION: The Fund's current fundamental restriction on portfolio diversification lists the percentage standards set forth in the 1940 Act for a diversified fund. In order to qualify as a diversified investment company under the 1940 Act, the Fund may not purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation. This limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other investment companies. The proposed restriction adopts the same 1940 Act standards. However, by not listing the percentage limitations, the proposed restriction would change automatically if the 1940 Act Laws, Interpretations and Exemptions change.

B. MODIFICATION AND RECLASSIFICATION OF FUNDAMENTAL RESTRICTION ON MARGIN TRANSACTIONS

PROPOSED CHANGE: Upon approval of Proposal 3B, the existing fundamental restriction on engaging in margin transactions would be eliminated and the Fund would become subject to the following non-fundamental restriction:


"The Fund will not purchase securities on margin, provided that the fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other futures contracts or derivative instruments."


DISCUSSION: The Fund is not required to have a fundamental restriction with respect to margin transactions. To maximize the Fund's flexibility in this area, the Board believes that the existing fundamental restriction on margin transactions should be replaced with a non-fundamental restriction. The proposed non-fundamental restriction eliminates any possible confusion over the Fund's ability to use forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments, as the Fund intends to do from time to time.

C. ELIMINATION OF FUNDAMENTAL RESTRICTION ON PURCHASING SECURITIES OF COMPANIES WITH LESS THAN THREE YEARS OF CONTINUOUS OPERATIONS

PROPOSED CHANGE: Upon approval of Proposal 3C, the existing fundamental restriction on purchasing the securities of companies having a record of less than three years of continuous operations would be eliminated.

DISCUSSION: This fundamental restriction is based on blue sky regulations by state securities commissions that are no longer applicable to the Fund.
Elimination of this restriction, which currently prohibits the Fund from investing more than 5% of its total assets in securities of companies with less than three years of continuous operations, would provide the Fund with greater flexibility with respect to investment opportunities in startup companies and emerging markets. Investments in startup companies and companies with less than three years of continuous operations may be riskier than investments in more established companies. It is not currently expected that this change would materially affect the Fund.

D. MODIFICATION OF FUNDAMENTAL RESTRICTION ON ISSUING SENIOR SECURITIES AND BORROWING MONEY

PROPOSED CHANGE: Upon approval of Proposal 3D, the existing fundamental restriction on issuing senior securities would be modified as follows:


"The Fund may not issue senior securities or borrow money, except as permitted by the 1940 Act Laws, Interpretations and Exemptions."


DISCUSSION: The proposed changes would make the Fund's fundamental restriction on issuing senior securities or borrowing money no more limiting than required by the 1940 Act. Generally, under the 1940 Act, funds may borrow money in an amount not exceeding 33-1/3% of fund total assets (including the amounts borrowed). The Board believes that changing the Fund's fundamental restrictions in this manner will provide flexibility for future contingencies. However, the Board does not currently intend to change the Fund's operations, under which the Fund does not borrow or use leverage for investment purposes.

E. MODIFICATION OF FUNDAMENTAL RESTRICTION ON INVESTING IN COMMODITIES

PROPOSED CHANGE: Upon approval of Proposal 3E, the existing fundamental restriction on investing in commodities for the Fund would be modified as follows:

"The  Fund  may not  purchase  or sell  physical  commodities,  but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments."


DISCUSSION: The proposed changes to this fundamental restriction are intended to ensure that the Fund will have the maximum flexibility to enter into hedging and speculative transactions utilizing financial contracts and derivative products when doing so is permitted by the Fund's other investment policies. Thus, the proposed restriction would allow the Fund to respond to the rapid and continuing development of derivative products. The proposed restriction broadens the exception to the prohibition on buying and selling physical commodities to include all financial derivative instruments rather than only financial futures and currency instruments. The Fund, and thus shareholders, may lose money through any unsuccessful use of these strategies. However, the Fund currently engages in hedging and other portfolio strategies such as the use of derivatives to reduce certain risks of its investments and to attempt to enhance return. The Fund would continue this policy with respect to the transactions authorized by the proposed changes to this fundamental restriction. In addition, it is expected that any proposed changed policy would not materially affect Fund operations.

F. MODIFICATION OF FUNDAMENTAL RESTRICTION ON REAL ESTATE INVESTMENTS

PROPOSED CHANGE: If Proposal 3E is approved, the existing fundamental restriction on real estate investments for the Fund would be removed from the Fund's proposed fundamental restriction on investing in commodities, discussed above, and would be modified as a separate fundamental restriction to read as follows:


"The Fund may not purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner."


DISCUSSION: The proposed changes to this fundamental restriction would provide more detail regarding the types of real estate-related securities that are permissible investments for the Fund, such as mortgage participations, and would permit the Fund to exercise rights under agreements relating to real estate-related securities. In addition, the proposed restriction includes an exception that permits the Fund to hold real estate acquired as a result of ownership of securities or other interests. Acquisition of real estate would subject the Fund to risks associated with real estate, such as liquidity risks, environmental risks and changes in tax and regulatory requirements. It is expected that the proposed changed policy would not materially affect Fund operations.

G. ELIMINATION OF FUNDAMENTAL RESTRICTION ON PURCHASING SECURITIES ISSUED BY OTHER INVESTMENT COMPANIES

PROPOSED CHANGE: Upon approval of Proposal 3G, the existing fundamental restriction on purchasing securities issued by other investment companies, which prohibits the Fund from investing in securities of other investment companies, except in certain instances, would be eliminated.

DISCUSSION: There is no legal requirement that the Fund have a fundamental restriction on this subject. This change would offer the Fund the ability to use alternative investment structures, although the Board does not currently intend to materially change the structure of the Fund. In addition, the ability of the Fund to invest in other investment companies already is subject to certain percentage limitations in the 1940 Act. In general, a fund may not invest more than 10% of its assets in shares of other funds, more than 5% of its assets in the shares of a single fund, or acquire more than 3% of the outstanding voting stock of another fund.

H. MODIFICATION OF FUNDAMENTAL RESTRICTION ON CONCENTRATION

PROPOSED CHANGE: Upon approval of Proposal 3H, the existing fundamental restriction on concentration would be modified as follows:


"The Fund may not purchase any security if, as a result thereof, 25% or more of its total assets would be invested in the securities of issuers having their principal business activities in the same industry, other than the utility industries, except for temporary emergency purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities."


DISCUSSION: The proposed changes to the Fund's fundamental restriction on concentration would make minor changes in wording from the existing fundamental restriction. Under normal circumstances, at least 65% of the Fund's total assets will be invested in the securities of companies primarily engaged in the ownership or operation of facilities used in the generation, transmission or distribution of electricity, telecommunications, gas or water. It is expected that the proposed changed policy would not materially affect Fund operations.


I. MODIFICATION OF FUNDAMENTAL RESTRICTION ON MAKING LOANS

PROPOSED CHANGE: Upon approval of Proposal 3I, the existing fundamental restriction on making loans for the Fund would be modified as follows:


"The Fund may not make loans, except through loans of assets of the Fund or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a "loan.""


DISCUSSION: The proposed changes to this fundamental restriction would more completely describe various debt instruments the Fund may purchase that do not constitute the making of a loan and would permit the Fund to lend Fund assets. However, it is expected that the proposed changed policy would not materially affect Fund operations.

J. MODIFICATION OF FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES

PROPOSED CHANGE: Upon approval of Proposal 3J, the Fund's existing fundamental restriction on underwriting securities would be modified as follows:


"The Fund may not act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws."


DISCUSSION: The proposed changes to this fundamental restriction would make minor changes in wording from the existing fundamental restriction on underwriting securities. It is expected that the proposed changed policy would not materially affect Fund operations.

K. ELIMINATION OF FUNDAMENTAL RESTRICTION ON SELLING SECURITIES SHORT

PROPOSED CHANGE: Upon approval of Proposal 3K, the Fund's existing fundamental restriction on selling securities short under certain circumstances would be eliminated.

DISCUSSION: The Fund is not required to have a fundamental restriction with respect to short sales of securities. A short sale of a security is a transaction in which a fund sells a security it does not own in anticipation of a decline in the market value of that security. To maximize the Fund's flexibility in this area, the Board believes that the Fund's restriction on short sales of securities, which prohibits the Fund from selling securities short or maintaining a short position, except in connection with the use of options, futures contracts, options thereon and forward currency contracts, should be eliminated. Although the Fund will not become subject to a comparable non-fundamental restriction, the Fund does not currently intend to engage in short sales of securities.

L. ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTING FOR THE PURPOSE OF EXERCISING CONTROL

PROPOSED CHANGE: Upon approval of Proposal 3L, the Fund's existing fundamental restriction on investing for the purpose of exercising control for the Fund would be eliminated.

DISCUSSION: The Board proposes to eliminate this fundamental restriction, which prohibits the Fund from investing in companies for the purpose of exercising control or management. Elimination of this restriction would clarify the Fund's ability to exercise freely its normal rights as a shareholder of the companies in which it invests. Although the Fund will not become subject to a comparable non-fundamental restriction, the Fund does not currently intend to become involved in directing or administering the day-to-day operations of any company.

                                    *   *   *   *

REQUIRED VOTE: Approval of each of the changes contemplated by Proposal 3 requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding voting shares of the Fund or
(2) 67% or more of the voting shares of the Fund present at the Meeting if more than 50% of the outstanding voting shares of the Fund are represented at the Meeting in person or by proxy.

      Any proposed changes that are approved by the shareholders of the Fund at the Meeting will be effective on the Fund's next business day.

      IF ONE OR MORE OF THE CHANGES CONTEMPLATED BY PROPOSAL 3 ARE NOT APPROVED BY SHAREHOLDERS, THE RELATED EXISTING FUNDAMENTAL RESTRICTION(S) OF THE FUND WILL CONTINUE IN EFFECT.

           THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH
                             PORTION OF PROPOSAL 3.


                                  OTHER MATTERS

      No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named as proxies in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Fund.


                              SHAREHOLDER PROPOSALS

      A shareholder's proposal intended to be presented at any subsequent meeting of shareholders of the Fund must be received by the Fund a reasonable time before the Board of Directors makes the solicitation relating to such meeting, in order to be included in the Fund's Proxy Statement and form of proxy relating to such meeting. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

      The Fund is not required to hold annual meetings of shareholders if the election of Board Members is not required under the 1940 Act. It is the present intention of the Board not to hold annual meetings of shareholders unless such shareholder action is required.


                                    DAVID F. CONNOR
                                    Secretary

Dated:  October 8, 1999


      SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                                      APPENDIX A



                               OFFICER INFORMATION


     NAME (AGE)                           OFFICE WITH THE              PRINCIPAL OCCUPATIONS
     ----------                           ---------------              ---------------------
                                            CORPORATION
                                            -----------

John R. Strangfeld, Jr. (45)              Director and President       See p. 11 of Proxy Statement
                                          since May 1999

Robert F. Gunia (52)                      Vice President since         See p. 6 of Proxy Statement
                                          February 1991;
                                          nominee for Director

David F. Connor (35)                      Secretary since              Assistant  General  Counsel (since March 1998)
                                          November 1998                of PIFM; Associate Attorney,  Drinker Biddle &
                                                                       Reath LLP prior thereto.

Grace C. Torres (40)                      Treasurer and                First Vice President  (since December 1996) of
                                          Principal Financial          PIFM;  First Vice President (since March 1993)
                                          and Accounting               of   Prudential    Securities    Incorporated;
                                          Officer since                formerly   First   Vice    President    (March
                                          May 1995                     1994-September   1996)  of  Prudential  Mutual
                                                                       Fund Management, Inc.

Stephen M. Ungerman (46)                  Assistant Treasurer          Tax Director  (since March 1996) of Prudential
                                          since May 1995               Investments;  formerly  First  Vice  President
                                                                       (February  1993-September  1996) of Prudential
                                                                       Mutual Fund Management, Inc.


GLOBAL UTILITY FUND, INC.
PRUDENTIAL INVESTMENTS
GATEWAY CENTER THREE
100 MULBERRY STREET, 9TH FLOOR
NEWARK, NJ 07102-4077

PROXY SOLICITED BY THE BOARD OF DIRECTORS


      The undersigned, revoking previous proxies, hereby appoint(s) David F. Connor, Grace C. Torres and Stephen M. Ungerman, or any one or more of them, with full power of substitution, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at Prudential Plaza, 751 Broad Street, 24th Floor, Newark, New Jersey 07102 on November 8, 1999 at 10:00 a.m. Eastern time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified below. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

      NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please indicate this. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

You may also vote your shares by touchtone phone by calling 1-800-690-6903 or through the Internet at www.proxyvote.com

Please refer to the enclosed Proxy Statement for a complete discussion of this matter.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR EACH OF THE
PROPOSALS

As to any other matter, said proxy holders shall vote in accordance with their best judgment.

VOTE THIS PROXY CARD TODAY!

YOUR PROMPT RESPONSE WILL SAVE THE EXPENSE OF ADDITIONAL MAILINGS.

SHARES

CONTROL NUMBER

ACCOUNT NUMBER


________________________________________________________________________________

(perforation)
________________________________________________________________________________
               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

GLOBAL UTILITY FUND, INC.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING PROPOSALS:


ELECTION OF DIRECTORS

1.   Nominees:                        /__/ For   /__/ Withhold  /__ / For All
                                           All        All             Except
     01) Eugene C. Dorsey
     02) Robert F. Gunia
     03) Robert E. LaBlanc
     04) Douglas H. McCorkindale
     05) Thomas T. Mooney
     06) David R. Odenath, Jr.
     07) Stephen Stoneburn
     08) John R. Strangfeld, Jr.
     09) Clay T. Whitehead

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.
__________________________

VOTE ON PROPOSALS
(PLACE "X" ONLY IN ONE BOX)



2.        To ratify the                     For       Against    Abstain
          selection of                      /__/       /__/        /__/
          PricewaterhouseCoopers
          LLP as independent
          public accountants for
          the fiscal year ending
          September 30, 2000.


3(a).     To modify the                     For       Against    Abstain
          fundamental                       /__/       /__/        /__/
          restriction on
          portfolio
          diversification.

3(b).     To modify and                     For       Against    Abstain
          reclassify the                    /__/       /__/        /__/
          fundamental
          restriction on margin
          transactions.


3(c).     To eliminate the                  For       Against    Abstain
          fundamental                       /__/       /__/        /__/
          restriction on
          purchasing securities
          of companies with less
          than three years of
          continuous operations.


3(d).     To modify the                     For       Against    Abstain
          fundamental                       /__/       /__/        /__/
          restriction on issuing
          senior securities and
          borrowing money.


3(e).     To modify the                     For       Against    Abstain
          fundamental                       /__/       /__/        /__/
          restriction on
          investing in
          commodities.  A vote
          "for" this proposed
          change to the Fund's
          fundamental restrictions
          would also have the
          effect of a vote "for"
          the proposed modification
          of the Fund's fundamental
          restriction on real
          estate investments.


3(g).     To eliminate the                  For       Against    Abstain
          fundamental                       /__/       /__/        /__/
          restriction on
          purchasing securities
          issued by other
          investment companies.


3(h).     To modify the                     For       Against    Abstain
          fundamental                       /__/       /__/        /__/
          restriction on
          concentration.

3(i).     To modify the                     For       Against    Abstain
          fundamental                       /__/       /__/        /__/
          restriction on making
          loans.


3(j).     To modify the                     For       Against    Abstain
          fundamental                       /__/       /__/        /__/
          restriction on
          underwriting
          securities.


3(k).     To eliminate the                  For       Against    Abstain
          fundamental                       /__/       /__/        /__/
          restriction on selling
          securities short.


3(l).     To eliminate the                  For       Against    Abstain
          fundamental                       /__/       /__/        /__/
          restriction on
          investing for the
          purpose of exercising
          control.


4.        To transact such other            For       Against    Abstain
          business as may                   /__/       /__/        /__/
          properly come before
          the meeting and any
          adjournments thereof.





--------------------------------------    -----
Signature (PLEASE SIGN WITHIN BOX)        Date
--------------------------------------    -----
Signature (Joint Owners)                  Date